UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

NuVasive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 909-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NUVA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 14, 2020, NuVasive, Inc. (the “Company”) issued a press release (the “Press Release”) announcing selected preliminary unaudited financial results for the quarter ended March 31, 2020. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K pursuant to Item 2.02 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2020, the Company’s Board of Directors (the “Board”) approved temporary reductions in the compensation of the Company’s Board members and executive officers (“Officers”) in light of the COVID-19 pandemic and its potential impact on the Company’s business and industry.  The Board voluntarily agreed to forego the quarterly payment of all cash retainers for service on the Board and any Committee of the Board for the quarter ending June 30, 2020, effectively reducing its cash compensation for the year by 25%.  In addition, all of the Company’s Officers voluntarily agreed to forego a percentage of the cash compensation that would otherwise be payable to them as regular salary commencing with the May 4, 2020 pay period and continuing through December 31, 2020, as follows: J. Christopher Barry, our Chief Executive Officer, will forego 20%; Matthew Link, our President, and Matthew Harbaugh, our Executive Vice President and Chief Financial Officer, will each forego 15%; and Nathaniel Sisitsky, our Senior Vice President, General Counsel and Corporate Secretary, Lucas Vitale, our Senior Vice President and Chief Human Resources Officer, and Dale Wolf, our Senior Vice President, Global Operations, will each forego 10%.  This temporary reduction in cash compensation shall not be treated as a reduction in base annual salary rate for purposes of the NuVasive, Inc. Life and Accidental Death and Disability Insurance Plan or the NuVasive, Inc. Amended and Restated Executive Severance Plan, or any other benefits plans in which the Company’s Officers are currently enrolled or eligible to participate.

Item 7.01	Regulation FD Disclosure.

In the Press Release issued on April 14, 2020, the Company provided information related to the COVID-19 pandemic and its potential impact on the Company’s business and industry and withdrew the Company’s financial guidance for full-year 2020 in light of the COVID-19 pandemic.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K pursuant to Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by NuVasive, Inc. on April 14, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: April 14, 2020	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Executive Vice President and Chief Financial Officer